UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2010

UNITED COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

United States	0-51800	36-4587081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

92 Walnut Street, Lawrenceburg, Indiana  47025
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:   (812) 537-4822

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the previously announced retirement of Anthony C. Meyer as director, the Board of Directors of United Community Bancorp (the “Company”) amended Article III, Section 2 of the Company’s Bylaws to decrease the number of directors from nine to eight effective June 30, 2010.  The Company’s Amended and Restated Bylaws are filed as Exhibit 3.1 hereto.

Item 9.01   Financial Statements and Exhibits.

    (d)    Exhibits

          Number   Description

            3.1          Amended and Restated Bylaws of United Community Bancorp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP (Registrant)

Date: June 29, 2010	By:	/s/ Elmer G. McLaughlin
Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer and Corporate Secretary